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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ayman A. Sabi, as President and Chief Executive Officer of Roadhouse Grill, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1. the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 27, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 Date: September 8, 2003

                                                          /s/ Ayman A. Sabi
                                                          -----------------
                                                          Ayman A. Sabi
                                                          President and
                                                          Chief Executive
                                                          Officer